UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2016

DTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5220 Las Virgenes Road Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 19, 2016, DTS, Inc., a Delaware corporation (“DTS”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tessera Technologies, Inc., a Delaware corporation (“Tessera”), Tempe Holdco Corporation, a Delaware corporation and wholly owned subsidiary of Tessera (“Holdco”), Tempe Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Holdco (“Parent Merger Sub”) and Arizona Merger Sub Corporation, a Delaware corporation and a wholly owned subsidiary of Holdco (“Company Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, Parent Merger Sub will merge with and into Tessera (the “Parent Merger”), with Tessera as the surviving corporation, and immediately thereafter Company Merger Sub will merge with and into DTS (the “DTS Merger” and, collectively with the Parent Merger, the “Mergers”), with DTS as the surviving corporation. As a result of the Mergers, both DTS and Tessera will become wholly owned subsidiaries of Holdco, and their equity securities will cease to be publicly traded. Holdco, which will be renamed upon the closing of the Mergers, intends to apply to have its common stock listed on NASDAQ, as is the case today with DTS and Tessera common stock.

At the effective time of the Parent Merger (the “Parent Effective Time”), each share of common stock of Tessera will be converted into one share of common stock of Holdco. At the effective time of the DTS Merger (the “DTS Effective Time”), each share of common stock of DTS (other than each share of DTS common stock that is owned by Tessera, Holdco or any of their respective subsidiaries or by DTS or any wholly owned subsidiary of DTS, or held by a holder who has properly made a demand for appraisal of such shares in accordance with Section 262 of the Delaware General Corporation Law) will be automatically converted into the right to receive $42.50 in cash. DTS has agreed to convene a meeting of its stockholders to consider and vote upon approval of the Merger Agreement and the DTS Merger.

At the effective time of the Company Merger, (i) each then outstanding, in-the-money, vested option to purchase shares of DTS common stock will be canceled, and the holder of such option will be entitled to receive cash as set forth in the Merger Agreement; (ii) each then outstanding, out-of-the-money, vested or unvested option and each then outstanding, in-the-money, unvested option to purchase shares of DTS common stock will be assumed by Holdco and converted into an option to purchase shares of Holdco common stock pursuant to the exchange ratio set forth in the Merger Agreement; (iii) each vested DTS restricted stock unit award will be canceled, and the holder of such restricted stock unit award will be entitled to receive cash as set forth in the Merger Agreement; (iv) each unvested DTS restricted stock unit award will be assumed by Holdco and converted into a Holdco restricted stock unit award pursuant to the exchange ratio set forth in the Merger Agreement; and (v) each then outstanding DTS performance-based restricted stock unit award (treating for this purpose any performance-based vesting condition to which such Company PRSU is subject as of the DTS Effective Time or was as of the date of the Merger Agreement as having been attained at the “target level”) will become fully vested and canceled, and the holder of such performance-based restricted stock unit award will be entitled to receive cash as set forth in the Merger Agreement.

At the effective time of the Parent Merger, (i) each then outstanding option to purchase shares of Tessera common stock will be assumed by Holdco and converted into an option to purchase shares of Holdco common stock, (ii) each then outstanding share of Tessera restricted stock will be assumed by Holdco and converted into an award of Holdco restricted stock, and (iii) each then outstanding Tessera restricted stock unit award will be assumed by Holdco and converted into a Holdco restricted stock unit award, in each case with substantially the same terms and conditions as applied to such Tessera equity award immediately prior to the effective time of the Parent Merger.

The respective boards of directors of DTS and Tessera have unanimously approved the Merger Agreement and the Mergers. DTS’ board of directors has resolved to recommend that DTS’ stockholders adopt and approve the Merger Agreement and the DTS Merger.

Consummation of the Mergers is subject to customary closing conditions, including (i) the expiration or termination of the waiting period under the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976; (ii) approval of the Merger Agreement by DTS’ stockholders; (iii) the absence of any injunctions or any other legal order prohibiting or restraining the Mergers; (iv) subject to certain exceptions, the accuracy of DTS’ and Tessera’s representations and warranties in the Merger Agreement; (v) performance by DTS and Tessera of their respective obligations, covenants and agreements contained in the Merger Agreement; and (vi) the absence of any material adverse effect on DTS.

The Merger Agreement contains customary representations and warranties made by each of DTS and Tessera, and also contains customary pre-closing covenants, including covenants, among others, (i) for each of the parties to use its reasonable best efforts to cause the Merger to be consummated; (ii) for DTS to operate its businesses in the ordinary course consistent with past practice and to refrain from taking certain actions without Tessera’s consent; (iii) for DTS not to declare or pay any dividend (whether in cash, stock, property or otherwise) in respect of any shares of DTS common stock and (iv) for DTS not to solicit, initiate or knowingly take any action to facilitate or encourage any alternative acquisition proposal or proposal or inquiry that constitutes, or would reasonably be expected to lead to, an alternative acquisition proposal.

Tessera’s obligations under the Merger Agreement are not subject to any financing condition. In connection with the Merger Agreement, Tessera has entered into a commitment letter, dated as of September 19, 2016, with Royal Bank of Canada (“RBC”), pursuant to which, among other things, RBC has committed to provide a $600,000,000 senior secured term loan facility, subject to satisfaction of customary closing conditions

The Merger Agreement contains certain termination rights for each of DTS and Tessera, including in the event that (i) the Mergers are not consummated on or before February 28, 2017; (ii) the approval of the stockholders of DTS is not obtained at a stockholder meeting; or (iii) DTS terminates the Merger Agreement to enter into a binding agreement providing for a superior alternative transaction. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, including a termination of the Merger Agreement by DTS to enter into a binding agreement providing for a superior alternative transaction, DTS will pay to Tessera a termination fee equal to $25.5 million in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the full text of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about Tessera or DTS or their respective subsidiaries, affiliates, businesses or equityholders, and should not be relied upon as disclosure about Tessera or DTS without consideration of the periodic and current reports and statements that Tessera or DTS file with the United States Securities and Exchange Commission (“SEC”). The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. DTS acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading in any material respect.

Item 8.01 Other Events.

On September 20, 2016, DTS issued a joint press release with Tessera announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated September 19, 2016, by and among DTS, Inc., Tessera Technologies, Inc., Tempe Holdco Corporation, Tempe Merger Sub Corporation and Arizona Merger Sub Corporation

99.1	Press Release, dated September 20, 2016

*	Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. DTS agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request

Cautionary Statement for the Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This material or any statements incorporated by reference herein, including, for example, the expected date of closing of the transaction and the potential benefits of the transaction, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on DTS’ current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by Tessera and DTS, all of which are subject to change. In addition, forward-looking statements also consist of statements involving trend analyses and statements including such words as “will,” “may,” “anticipate,” “believe,” “could,” “would,” “might,” “potentially,” “estimate,” “continue,” “plan,” “expect,” “intend,” and similar expressions or the negative of these terms or other comparable terminology that convey uncertainty of future events or outcomes are intended to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. We believe that these factors include, but are not limited to, the following: (i) uncertainty as to whether DTS will be able to enter into or consummate the proposed transaction and the timing to consummate the proposed transaction; (ii) uncertainty as to the long-term value of DTS; (iii) the ability and timing to obtain required regulatory approvals and satisfy or waive other closing conditions; (iv) unpredictability and severity of natural disasters; (v) the outcome of any legal proceedings that may be instituted in connection with the transaction; (vi) that there may be a material adverse change affecting DTS or Tessera, or the respective businesses of DTS or Tessera may suffer as a result of uncertainty surrounding the transaction; (vii) intense competition from a number of sources; (vii) future regulations and policies affecting Tessera’s and DTS’s businesses; (viii) general economic and market conditions; (ix) the evolving legal, regulatory and tax regimes under which we operate; (x) failure to receive the approval of the stockholders of DTS; and (xi) other developments in the markets Tessera and DTS operate, as well as management’s response to any of the aforementioned factors.

This list of important factors is not intended to be exhaustive. Additional risks and factors are discussed in DTS’ Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 7, 2016, under the heading “Item 1A. Risk Factors” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. DTS does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, DTS will file a proxy statement with the SEC. Additionally, DTS will file other relevant materials with the SEC in connection with the proposed acquisition of DTS by Tessera pursuant to the terms of an Agreement and Plan of Merger by and among DTS, Tessera and the other parties thereto. The materials to be filed by DTS with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. Investors and security holders of DTS are urged to read DTS’s proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they will contain important information about the transaction and the parties to the transaction.

DTS, Tessera and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of DTS stockholders in connection with the proposed transaction. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of DTS’s executive officers and directors in the solicitation by reading DTS’ proxy statement for its 2016 annual meeting of stockholders and the proxy statement and other relevant materials filed with the SEC in connection with the transaction when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Tessera’s executive officers and directors in the solicitation by reading Tessera’s proxy statement for its 2016 annual meeting of stockholders. Information concerning the interests of DTS’ participants in the solicitation, which may, in some cases, be different than those of DTS’ stockholders generally, will be set forth in the proxy statement relating to the transaction when it becomes available. Additional information regarding DTS directors and executive officers is also included in DTS’ proxy statement for its 2016 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: September 20, 2016

	By:	/s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President, Finance and Chief Financial Officer
(principal financial and accounting officer)

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated September 19, 2016, by and among DTS, Inc., Tessera Technologies, Inc., Tempe Holdco Corporation, Tempe Merger Sub Corporation and Arizona Merger Sub Corporation

99.1	Press Release, dated September 20, 2016

*	Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. DTS agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request